Exhibit 10.2
FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “First Amendment”), dated as of March 3, 2014, among XERIUM TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), each of the Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Lenders (as defined in the Credit Agreement referred to below) party hereto and JEFFERIES FINANCE LLC, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, is made with reference to that certain Credit and Guaranty Agreement, dated as of May 17, 2013 (as amended, modified and/or supplemented through, but not including, the date hereof, the “Credit Agreement”), by and among the Borrower, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent and the other parties thereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders desire to amend the Credit Agreement to permit certain Foreign Subsidiaries of the Borrower to incur Indebtedness under the ABL Credit Documents and to make certain other changes to the Credit Agreement, in each case, as provided herein;
WHEREAS, upon the Borrower’s request, the Lenders have agreed, subject to the terms and conditions set forth herein, to authorize the Collateral Agent to enter into the First Amendment to Intercreditor Agreement attached hereto as Annex I (the “Intercreditor Amendment”); and
WHEREAS, concurrently with the effectiveness of this First Amendment, the Borrower, certain of its Subsidiaries party thereto, the lenders party thereto and the ABL Agent intend to amend and restate (the “ABL Facility Amendment”) the ABL Credit Agreement to make certain changes to the ABL Facility, including to permit the incurrence of additional Indebtedness by certain Foreign Subsidiaries of the Borrower thereunder.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:
I.Amendments to Credit Agreement.
1.    Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“First Amendment” means the First Amendment to Credit and Guaranty Agreement, dated as of March 3, 2014, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means the date on which the First Amendment is effective pursuant to the terms thereof.

2.    Section 2.11(g) of the Credit Agreement is hereby amended by inserting the text “or any other Foreign Subsidiary party to the ABL Credit Agreement” immediately after the text “other than a Canadian Subsidiary” appearing in clause (A) thereof.
3.    Section 4.4 of the Credit Agreement is hereby amended by deleting the text “Canadian Subsidiary” appearing in clause (c) thereof and inserting the text “Foreign Subsidiary” in lieu thereof.
4.    Section 6.1(g) of the Credit Agreement is hereby restated in entirety as follows:

“(g)    Indebtedness of the Credit Parties and their respective Foreign Subsidiaries under the ABL Credit Documents in an aggregate principal amount (including, for this purpose, the face amount of any letters of credit issued thereunder and any drawings with respect thereto) not to exceed at any time outstanding the lesser of (x) the ABL Borrowing Base and (y) $65,000,000;”.

5.    Section 6.1(k) of the Credit Agreement is hereby restated in its entirety as follows:
“(k) other Indebtedness of the Borrower and its Subsidiaries in an aggregate principal amount not to exceed at any time outstanding $30,000,000 less the amount by which the aggregate outstanding principal amount of Indebtedness under the ABL Credit Documents or any Permitted Refinancing Indebtedness in respect thereof exceeds $55,000,000 at such time;”.
6.    Section 6.1 of the Credit Agreement is hereby further amended by inserting the following sentence at the end thereof:
“For the avoidance of doubt, the Borrower and its Subsidiaries shall not incur any Indebtedness under the ABL Credit Agreement or any Permitted Refinancing Indebtedness in respect thereof other than pursuant to clause (g) or (p) above.”

7.    Section 6.2(m) of the Credit Agreement is hereby restated in its entirety as follows:
“(m)    Liens securing Indebtedness permitted pursuant to Sections 6.1(j) and (k); provided, that (i) in the case of Section 6.1(j), any such Lien shall encumber only the asset acquired with the proceeds of such Indebtedness and (ii) such Liens shall not secure Indebtedness permitted pursuant to Section 6.1(k) in an aggregate amount exceeding at any time outstanding $25,000,000 less the amount by which the aggregate outstanding principal amount of Indebtedness under the ABL Credit Documents or any Permitted Refinancing Indebtedness in respect thereof exceeds $55,000,000 at such time;”.

8.    Section 6.2(o) of the Credit Agreement is hereby restated in its entirety as follows:
“ (o) subject to the terms of the Intercreditor Agreement, Liens on Collateral and on assets of the Foreign Subsidiaries to secure obligations under the ABL Credit Documents;”.

9.    Section 6.2(v) of the Credit Agreement is hereby restated in its entirety as follows:
“(v) additional Liens securing Indebtedness or obligations that do not exceed $25,000,000 (the “Lien Basket Amount”) at any time; provided, that not more than $10,000,000 of the Lien Basket Amount in the aggregate may relate to Liens encumbering assets located in the United States or on assets of Foreign Subsidiaries that are party to the ABL Credit Documents; and”.

10.    Section 6.4(d) of the Credit Agreement is hereby restated in its entirety as follows:
“(d) restrictions in the agreements relating to Liens permitted to be incurred under Section 6.2 that limit the right of any Credit Party or any Subsidiary to dispose of or transfer the assets subject to such Liens;”.
II.    Authority to Amend the Intercreditor Agreement. The Lenders hereby consent to, and authorize and direct the Collateral Agent to enter into, the Intercreditor Amendment.
III.    Miscellaneous Provisions.
1.    Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this First Amendment, each Credit Party represents and warrants to the Administrative Agent and the Lenders on and as of the First Amendment Effective Date that:
(a)    The execution, delivery and performance by the Borrower and each Guarantor of this First Amendment and the performance of the Credit Agreement by each Credit Party party thereto, as amended by this First Amendment (the “Amended Credit Agreement”): (i) are within each such Credit Party’s corporate or similar powers and, at the time of execution thereof, have been duly authorized by all necessary corporate and similar action, (ii) do not (A) contravene such Credit Party’s Organizational Documents, (B) violate any provision of any law or any governmental rule or regulation applicable to such Credit Party or any of their respective Subsidiaries or any order, judgment or decree of any court or other agency of government binding on such Credit Party or any of their respective Subsidiaries, (C) conflict with, result in a breach of or constitute

(with due notice or lapse of time or both) a default under any Contractual Obligation of such Credit Party or any of their respective Subsidiaries except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect, (D) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party or any of their respective Subsidiaries (other than (x) any Liens created under the Credit Documents in favor of the Collateral Agent, on behalf of the Secured Parties and (y) subject to the terms of the Intercreditor Agreement, any Liens on the Collateral and on the assets of any Foreign Subsidiary created under the ABL Credit Documents in favor of the ABL Agent) or (E) require any approval of stockholders, members or partners or any approval or consent of any Person under Contractual Obligation of such Credit Party or any of their respective Subsidiaries, except for such approvals or consents which have been obtained and that are still in force and effect and except for any such approvals or consents the failure of which to obtain will not have, and could not reasonably be expected to have, a Material Adverse Effect and (iii) do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority other than as has been obtained and made on or prior to the First Amendment Effective Date and which remains in full force and effect on the First Amendment Effective Date.
(b)    This First Amendment has been duly executed and delivered by or on behalf of such Credit Party.
(c)    This First Amendment is the legal, valid and binding obligation of such Credit Party and is enforceable against such Credit Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors’ rights generally or by general equitable principles relating to enforceability.
(d)    No Default or Event of Default has occurred and is continuing on the First Amendment Effective Date or would occur after giving effect to this First Amendment.
2.    No Waivers/Consents/Amendments. Except as expressly provided herein, (a) the Credit Agreement and the other Credit Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms and (b) this First Amendment shall not be deemed a waiver or modification of any other term or condition of any Credit Document and shall not be deemed to prejudice any right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with any Credit Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.
3.    Affirmation of Obligations. Each of the Credit Parties hereby acknowledges, agrees and affirms (a) its obligations under the Credit Agreement and the other Credit Documents, including, without limitation, its guaranty obligations under the Credit Agreement, (b) that such guaranty shall apply to the Obligations in accordance with the terms thereof, (c) the grant of the security interest in all of its assets pursuant to the Credit Documents and (d) that such liens and security interests created and granted are valid and continuing and secure the Obligations in accordance with the terms thereof, in each case after giving effect to this First Amendment.

4.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 10.2 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this First Amendment and all other documents and instruments delivered in connection herewith.
5.    Amendment Effectiveness. This First Amendment shall become effective on the date on which each of the following conditions shall have been satisfied (the “First Amendment Effective Date”):
(a)    Amendment. The Borrower, each Guarantor, the Administrative Agent and the Requisite Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (by way of facsimile or other electronic transmission) the same to the Administrative Agent c/o White & Case LLP (facsimile number: 212-354-8113 / email address: ProjectXerium@whitecase.com and copying PChisholm@jefferies.com).

(b)    Payment of Fees, Costs and Expenses. The Borrower shall have paid, by wire transfer of immediately available funds:
(i)    to the Administrative Agent for the account of each Lender that delivers to the Administrative Agent (or its counsel) an executed counterpart of this First Amendment as provided in the preceding clause (a) on or prior to 5:00 p.m. (New York City time) on March 3, 2014, a work fee (the “Amendment Fee”) in an amount equal to 0.05% of the aggregate principal amount of the Initial Term Loans of such Lender outstanding on such date. The Amendment Fee shall be payable in Dollars and in immediately available funds and, once paid, such fee shall not be refundable;
(ii)    to the Administrative Agent, all other costs, fees and expenses owing in connection with this First Amendment and the other Credit Documents and due to the Administrative Agent; and
(iii)    to White & Case LLP, as counsel to the Administrative Agent, all fees and expenses of White & Case LLP owing in connection with this First Amendment and the other Credit Documents (and related transactions) and due to White & Case LLP.
(c)    No Default; Representations and Warranties. (i) No Default or Event of Default shall have occurred and be continuing or would occur after giving effect to this First Amendment and (ii) the representations and warranties made by or on behalf of each Credit Party in this First Amendment, the Credit Agreement and the other Credit Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date (it being understood that (x) any representation or warranty that is qualified by materiality or Material Adverse Effect shall be required to be true and correct in all respects and (y) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (or all respects, as the case may be) as of such specified date).

(d)    Intercreditor Amendment and ABL Facility Amendment. The Administrative Agent shall have received a true, complete and correct copy of (x) the Intercreditor Amendment and (y) the ABL Facility Amendment, which, in each case, shall be (or concurrently with the First Amendment Effective Date shall be) in full force and effect.
6.    Governing Law. This First Amendment, and the rights and obligations of the parties hereto, shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
7.    Counterparts, Etc. This First Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery by facsimile or other electronic transmission (including in “.pdf” or “.tif” format) of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute part of this First Amendment for any other purpose.
* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.
XERIUM TECHNOLOGIES, INC.

By:	/s/ Michael S. Buchanan
Name:	Michael S. Buchanan
Title:	Treasurer
HUYCK LICENSCO INC.

By:	/s/ Michael S. Buchanan
Name:	Michael S. Buchanan
Title:	Treasurer

ROBEC BRAZIL LLC

By:	/s/ Michael S. Buchanan
Name:	Michael S. Buchanan
Title:	Treasurer

STOWE WOODWARD LICENSCO LLC

By:	/s/ Michael S. Buchanan
Name:	Michael S. Buchanan
Title:	Treasurer

STOWE WOODWARD LLC

By:	/s/ Michael S. Buchanan
Name:	Michael S. Buchanan
Title:	Treasurer

WANGNER ITELPA I LLC

By:	/s/ Michael S. Buchanan
Name:	Michael S. Buchanan
Title:	Treasurer

WANGNER ITELPA II LLC

By:	/s/ Michael S. Buchanan
Name:	Michael S. Buchanan
Title:	Treasurer

WEAVEXX, LLC

By:	/s/ Michael S. Buchanan
Name:	Michael S. Buchanan
Title:	Treasurer

XERIUM ASIA, LLC

By:	/s/ Michael S. Buchanan
Name:	Michael S. Buchanan
Title:	Treasurer

XERIUM III (US) LIMITED

By:	/s/ Michael S. Buchanan
Name:	Michael S. Buchanan
Title:	Treasurer

XERIUM IV (US) LIMITED

By:	/s/ Michael S. Buchanan
Name:	Michael S. Buchanan
Title:	Treasurer

XERIUM V (US) LIMITED

By:	/s/ Michael S. Buchanan
Name:	Michael S. Buchanan
Title:	Treasurer

XTI LLC

By:	/s/ Michael S. Buchanan
Name:	Michael S. Buchanan
Title:	Treasurer

JEFFERIES FINANCE LLC,
as Administrative Agent and Collateral Agent

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

NAME OF LENDER: _______________________________________________________
Executing as a LENDER:

     By: ________________________________________________
            Name:
            Title:

For any Lender requiring a second signature line:

     By: ________________________________________________
            Name:
            Title:

ANNEX I
[Amendment to Intercreditor Agreement]